UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2011

BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (919) 859-1302

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 5, 2011, BioCryst Pharmaceuticals, Inc. (the “Company”) issued a press release announcing positive top-line results from its Phase 2b randomized, double-blind, dose-response study of BCX4208 in gout patients who had failed to reach the clinically important serum uric acid (sUA) goal of <6 mg/dL on allopurinol alone.

The press release is being furnished as Exhibit 99.1 and is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated October 5, 2011 entitled “BioCryst Announces Positive Top-Line Results from BCX4208 Phase 2B Gout Study in Patients Not Responding to Allopurinol Alone.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

By:	/s/ Alane Barnes
Name: Alane Barnes
Title: General Counsel, Corporate Secretary

Date: October 5, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated October 5, 2011 entitled “BioCryst Announces Positive Top-Line Results from BCX4208 Phase 2B Gout Study in Patients Not Responding to Allopurinol Alone.”